Exhibit 99.1
For Immediate Release
Starwood Property Trust Reports Results for
Quarter Ended September 30, 2022
– Quarterly GAAP Earnings of $0.61 and Distributable Earnings (DE) of $0.51 per Diluted Share –
– $1.3 Billion of Investment Activity, Including $0.9 Billion in Commercial Lending –
– Undepreciated Book Value Increased $0.18 Quarter-over-Quarter to $21.69 -
– Priced New $600 Million 5-year Term Loan –
– Liquidity of $1.3 Billion, Including Term Loan Net Proceeds –
– LNR Regains Position as Largest Special Servicer in the U.S., with Over $100 Billion in Named Servicing –
– Paid Dividend of $0.48 per Share –
GREENWICH, Conn., November 9, 2022 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter ended September 30, 2022. The Company’s third quarter 2022 GAAP net income was $194.6 million, or $0.61 per diluted share, and Distributable Earnings (a non-GAAP financial measure) was $163.3 million, or $0.51 per diluted share.

“We are proud of the multi-cylinder platform we have built over the past 13 years, the diversification of which has allowed us to continue to generate consistent returns across varying market conditions. Our company is well-positioned for the current environment with $1.3 billion of liquidity and $1.6 billion of embedded unrealized gains in our owned property portfolio. We will remain laser focused on managing both sides of our balance sheet as we selectively deploy capital into attractive risk adjusted investments,” stated Barry Sternlicht, Chairman and CEO of Starwood Property Trust.

“Last week, we further fortified our balance sheet with a new $600 million 5-year term loan at pricing which reflects the high credit quality of our business. This new capital, coupled with our $3.9 billion of unencumbered assets, gives us extraordinary access to incremental liquidity, allowing us to take advantage of very accretive investment opportunities in the future,” added Jeffrey DiModica, President of Starwood Property Trust.

Supplemental Schedules
The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders. Specifically, these materials can be found on the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.

Webcast and Conference Call Information
The Company will host a live webcast and conference call on Wednesday, November 9, 2022, at 10:00 a.m. Eastern Time.  To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. The webcast is available at www.starwoodpropertytrust.com in the Investor Relations section of the website. The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in.
To Participate via Telephone Conference Call:
Dial in at least 15 minutes prior to start time.
Domestic: 1-877-407-9039
International: 1-201-689-8470

Conference Call Playback:
Domestic: 1-844-512-2921
International: 1-412-317-6671
Passcode: 13730652
The playback can be accessed through November 16, 2022.
About Starwood Property Trust, Inc.
Starwood Property Trust (NYSE: STWD) is a leading diversified finance company with a core focus on the real estate and infrastructure sectors. An affiliate of global private investment firm Starwood Capital Group, the Company has successfully deployed $93 billion of capital since inception and manages a portfolio of over $27 billion across debt and equity investments. Starwood Property Trust’s investment objective is to generate attractive and stable returns for shareholders, primarily through dividends, by leveraging a premiere global organization to identify and execute on the best risk adjusted returning investments across its target assets. Additional information can be found at www.starwoodpropertytrust.com.
Forward-Looking Statements
Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are developed by combining currently available information with our beliefs and assumptions and are generally identified by the words “believe,” “expect,” “anticipate” and other similar expressions.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.  Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the severity and duration of economic disruption caused by the COVID-19 global pandemic (including the emergence of new strains of the virus), completion of pending investments and financings, continued ability to acquire additional investments, competition within the finance and real estate industries, availability of financing and other risks detailed under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as well as other risks and uncertainties set forth from time to time in the Company’s reports filed with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2022.
In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will in fact occur. Except to the extent required by applicable law or regulation, we undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, changes to future results over time or otherwise.

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum
Starwood Property Trust
Phone: 203-422-7788
Email: ztanenbaum@starwood.com

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the three months ended September 30, 2022
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$284,197	$43,018	$—	$1,139	$—	$328,354	$—	$328,354
Interest income from investment securities	28,560	1,204	—	27,585	—	57,349	(38,330)	19,019
Servicing fees	142	—	—	11,830	—	11,972	(3,545)	8,427
Rental income	1,944	—	22,886	8,102	—	32,932	—	32,932
Other revenues	138	129	54	1,491	—	1,812	(3)	1,809
Total revenues	314,981	44,351	22,940	50,147	—	432,419	(41,878)	390,541
Costs and expenses:
Management fees	227	—	—	—	27,129	27,356	—	27,356
Interest expense	145,107	22,500	9,266	6,601	39,166	222,640	(217)	222,423
General and administrative	16,458	3,588	933	20,046	4,384	45,409	86	45,495
Acquisition and investment pursuit costs	1,164	2	—	47	—	1,213	—	1,213
Costs of rental operations	2,633	—	5,793	3,780	—	12,206	—	12,206
Depreciation and amortization	1,629	101	8,161	2,720	—	12,611	—	12,611
Credit loss provision, net	8,401	6,942	—	—	—	15,343	—	15,343
Total costs and expenses	175,619	33,133	24,153	33,194	70,679	336,778	(131)	336,647
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	37,146	37,146
Change in fair value of servicing rights	—	—	—	357	—	357	158	515
Change in fair value of investment securities, net	16,398	—	—	(21,412)	—	(5,014)	4,931	(83)
Change in fair value of mortgage loans, net	(90,159)	—	—	2,685	—	(87,474)	—	(87,474)
Income from affordable housing fund investments	—	—	117,527	—	—	117,527	—	117,527
(Loss) earnings from unconsolidated entities	(4,044)	1,892	—	602	—	(1,550)	(494)	(2,044)
(Loss) gain on sale of investments and other assets, net	(288)	—	—	13,741	—	13,453	—	13,453
Gain (loss) on derivative financial instruments, net	220,296	331	10,262	6,849	(31,668)	206,070	—	206,070
Foreign currency (loss) gain, net	(107,087)	(253)	22	—	—	(107,318)	—	(107,318)
Loss on extinguishment of debt	—	—	—	(212)	—	(212)	—	(212)
Other loss, net	(56,391)	—	—	—	—	(56,391)	—	(56,391)
Total other income (loss)	(21,275)	1,970	127,811	2,610	(31,668)	79,448	41,741	121,189
Income (loss) before income taxes	118,087	13,188	126,598	19,563	(102,347)	175,089	(6)	175,083
Income tax benefit (provision)	53,099	2	—	(4,346)	—	48,755	—	48,755
Net income (loss)	171,186	13,190	126,598	15,217	(102,347)	223,844	(6)	223,838
Net income attributable to non-controlling interests	(3)	—	(28,486)	(793)	—	(29,282)	6	(29,276)
Net income (loss) attributable to Starwood Property Trust, Inc.	$171,183	$13,190	$98,112	$14,424	$(102,347)	$194,562	$—	$194,562

Definition of Distributable Earnings
Distributable Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT. For the Company’s purposes, Distributable Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs from successful acquisitions, depreciation and amortization of real estate and associated intangibles, any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period and, to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties or interests therein. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors. Refer to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 for additional information regarding Distributable Earnings.
Reconciliation of Net Income to Distributable Earnings
For the three months ended September 30, 2022
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$171,183	$13,190	$98,112	$14,424	$(102,347)	$194,562
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	4,691	—	—	4,691
Non-controlling interests attributable to unrealized gains/losses	—	—	21,111	(4,019)	—	17,092
Non-cash equity compensation expense	1,660	338	75	1,458	6,172	9,703
Management incentive fee	—	—	—	—	895	895
Acquisition and investment pursuit costs	(22)	—	(82)	—	—	(104)
Depreciation and amortization	1,728	90	8,232	2,841	—	12,891
Interest income adjustment for securities	1,280	—	—	2,746	—	4,026
Extinguishment of debt, net	—	—	—	—	(246)	(246)
Consolidated income tax benefit associated with fair value adjustments	(53,099)	(2)	—	4,346	—	(48,755)
Other non-cash items	55,522	—	344	76	—	55,942
Reversal of GAAP unrealized and realized (gains) / losses on:
Loans	90,159	—	—	(2,685)	—	87,474
Credit loss provision, net	8,401	6,942	—	—	—	15,343
Securities	(16,398)	—	—	21,412	—	5,014
Woodstar Fund investments	—	—	(117,527)	—	—	(117,527)
Derivatives	(220,296)	(331)	(10,262)	(6,849)	31,668	(206,070)
Foreign currency	107,087	253	(22)	—	—	107,318
Loss (earnings) from unconsolidated entities	4,044	(1,892)	—	(602)	—	1,550
Sales of properties	—	—	—	(13,741)	—	(13,741)
Recognition of Distributable realized gains / (losses) on:
Loans	(470)	—	—	3,078	—	2,608
Securities	(1)	—	—	(5,341)	—	(5,342)
Woodstar Fund investments	—	—	14,855	—	—	14,855
Derivatives	9,144	18	1,345	2,923	(1,109)	12,321
Foreign currency	(2,579)	(57)	22	—	—	(2,614)
(Loss) earnings from unconsolidated entities	(3,846)	1,893	—	913	—	(1,040)
Sales of properties	—	—	—	12,424	—	12,424
Distributable Earnings (Loss)	$153,497	$20,442	$20,894	$33,404	$(64,967)	$163,270
Distributable Earnings (Loss) per Weighted Average Diluted Share	$0.48	$0.06	$0.07	$0.10	$(0.20)	$0.51

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the nine months ended September 30, 2022
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$714,222	$100,097	$—	$8,804	$—	$823,123	$—	$823,123
Interest income from investment securities	71,987	3,124	—	75,964	—	151,075	(102,767)	48,308
Servicing fees	420	—	—	41,517	—	41,937	(10,965)	30,972
Rental income	4,674	—	67,879	23,483	—	96,036	—	96,036
Other revenues	251	287	152	10,999	3	11,692	(12)	11,680
Total revenues	791,554	103,508	68,031	160,767	3	1,123,863	(113,744)	1,010,119
Costs and expenses:
Management fees	758	—	—	—	113,517	114,275	—	114,275
Interest expense	301,935	49,431	22,421	19,202	109,150	502,139	(647)	501,492
General and administrative	39,905	10,730	2,964	66,603	14,354	134,556	265	134,821
Acquisition and investment pursuit costs	2,401	3	7	(259)	—	2,152	—	2,152
Costs of rental operations	4,978	—	16,010	11,106	—	32,094	—	32,094
Depreciation and amortization	3,106	310	24,559	8,523	—	36,498	—	36,498
Credit loss provision, net	13,027	7,096	—	—	—	20,123	—	20,123
Other expense	1,251	—	55	7	—	1,313	—	1,313
Total costs and expenses	367,361	67,570	66,016	105,182	237,021	843,150	(382)	842,768
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	72,268	72,268
Change in fair value of servicing rights	—	—	—	683	—	683	551	1,234
Change in fair value of investment securities, net	(5,019)	—	—	(38,853)	—	(43,872)	42,189	(1,683)
Change in fair value of mortgage loans, net	(327,743)	—	—	1,006	—	(326,737)	—	(326,737)
Income from affordable housing fund investments	—	—	658,733	—	—	658,733	—	658,733
(Loss) earnings from unconsolidated entities	(2,598)	2,631	—	2,501	—	2,534	(1,623)	911
Gain on sale of investments and other assets, net	86,460	—	—	25,599	—	112,059	—	112,059
Gain (loss) on derivative financial instruments, net	465,831	1,228	33,162	43,719	(82,019)	461,921	—	461,921
Foreign currency (loss) gain, net	(212,672)	(570)	41	—	—	(213,201)	—	(213,201)
Loss on extinguishment of debt	(206)	(469)	—	(360)	—	(1,035)	—	(1,035)
Other (loss) income, net	(90,988)	—	—	—	—	(90,988)	25	(90,963)
Total other income (loss)	(86,935)	2,820	691,936	34,295	(82,019)	560,097	113,410	673,507
Income (loss) before income taxes	337,258	38,758	693,951	89,880	(319,037)	840,810	48	840,858
Income tax benefit (provision)	57,682	7	—	(8,690)	—	48,999	—	48,999
Net income (loss)	394,940	38,765	693,951	81,190	(319,037)	889,809	48	889,857
Net income attributable to non-controlling interests	(10)	—	(148,379)	(9,972)	—	(158,361)	(48)	(158,409)
Net income (loss) attributable to Starwood Property Trust, Inc.	$394,930	$38,765	$545,572	$71,218	$(319,037)	$731,448	$—	$731,448

Reconciliation of Net Income to Distributable Earnings
For the nine months ended September 30, 2022
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$394,930	$38,765	$545,572	$71,218	$(319,037)	$731,448
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	14,073	—	—	14,073
Non-controlling interests attributable to unrealized gains/losses	—	—	126,056	(3,373)	—	122,683
Non-cash equity compensation expense	6,113	980	209	4,157	18,244	29,703
Management incentive fee	—	—	—	—	35,121	35,121
Acquisition and investment pursuit costs	(359)	—	(242)	(169)	—	(770)
Depreciation and amortization	3,191	281	24,774	8,888	—	37,134
Interest income adjustment for securities	6,343	—	—	4,761	—	11,104
Extinguishment of debt, net	—	—	—	—	(739)	(739)
Consolidated income tax benefit associated with fair value adjustments	(53,099)	(2)	—	4,346	—	(48,755)
Other non-cash items	88,191	—	1,136	278	—	89,605
Reversal of GAAP unrealized and realized (gains) / losses on:
Loans	327,743	—	—	(1,006)	—	326,737
Credit loss provision, net	13,027	7,096	—	—	—	20,123
Securities	5,019	—	—	38,853	—	43,872
Woodstar Fund investments	—	—	(658,733)	—	—	(658,733)
Derivatives	(465,831)	(1,228)	(33,162)	(43,719)	82,019	(461,921)
Foreign currency	212,672	570	(41)	—	—	213,201
Loss (earnings) from unconsolidated entities	2,598	(2,631)	—	(2,501)	—	(2,534)
Sales of properties	(86,610)	—	—	(25,599)	—	(112,209)
Recognition of Distributable realized gains / (losses) on:
Loans	(73,021)	—	—	270	—	(72,751)
Securities	(3,102)	—	—	(9,728)	—	(12,830)
Woodstar Fund investments	—	—	45,689	—	—	45,689
Derivatives	82,165	(59)	(1,102)	33,772	5,006	119,782
Foreign currency	(4,874)	24	41	—	—	(4,809)
(Loss) earnings from unconsolidated entities	(2,182)	2,632	—	3,758	—	4,208
Sales of properties	84,738	—		12,601	—	97,339
Distributable Earnings (Loss)	$537,652	$46,428	$64,270	$96,807	$(179,386)	$565,771
Distributable Earnings (Loss) per Weighted Average Diluted Share	$1.69	$0.15	$0.20	$0.30	$(0.56)	$1.78

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Balance Sheet by Segment
As of September 30, 2022
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Assets:
Cash and cash equivalents	$76,654	$59,925	$32,464	$43,172	$124,945	$337,160	$2,550	$339,710
Restricted cash	6,230	33,410	978	3,789	77,163	121,570	—	121,570
Loans held-for-investment, net	15,719,718	2,374,444	—	9,660	—	18,103,822	—	18,103,822
Loans held-for-sale	2,125,827	—	—	79,857	—	2,205,684	—	2,205,684
Investment securities	1,318,372	66,728	—	1,183,831	—	2,568,931	(1,678,803)	890,128
Properties, net	214,896	—	868,454	134,076	—	1,217,426	—	1,217,426
Investments of consolidated affordable housing fund	—	—	1,669,265	—	—	1,669,265	—	1,669,265
Investments in unconsolidated entities	34,319	29,347	—	35,494	—	99,160	(15,996)	83,164
Goodwill	—	119,409	—	140,437	—	259,846	—	259,846
Intangible assets	14,302	—	30,829	69,532	—	114,663	(41,567)	73,096
Derivative assets	249,120	242	321	1,488	—	251,171	—	251,171
Accrued interest receivable	143,352	9,177	412	1,412	—	154,353	(205)	154,148
Other assets	254,353	4,332	77,207	27,033	55,907	418,832	(374)	418,458
VIE assets, at fair value	—	—	—	—	—	—	54,215,370	54,215,370
Total Assets	$20,157,143	$2,697,014	$2,679,930	$1,729,781	$258,015	$27,521,883	$52,480,975	$80,002,858
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$404,982	$41,457	$12,105	$43,658	$60,171	$562,373	$88	$562,461
Related-party payable	—	—	—	—	26,146	26,146	—	26,146
Dividends payable	—	—	—	—	150,196	150,196	—	150,196
Derivative liabilities	8,943	223	—	—	73,600	82,766	—	82,766
Secured financing agreements, net	10,250,349	1,095,459	789,138	612,409	769,814	13,517,169	(21,267)	13,495,902
Collateralized loan obligations and single asset securitization, net	2,877,567	813,429	—	—	—	3,690,996	—	3,690,996
Unsecured senior notes, net	—	—	—	—	2,326,988	2,326,988	—	2,326,988
VIE liabilities, at fair value	—	—	—	—	—	—	52,501,845	52,501,845
Total Liabilities	13,541,841	1,950,568	801,243	656,067	3,406,915	20,356,634	52,480,666	72,837,300
Temporary Equity: Redeemable non-controlling interests	—	—	344,373	—	—	344,373	—	344,373
Permanent Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	—	3,170	3,170	—	3,170
Additional paid-in capital	1,624,104	665,104	(381,226)	(575,971)	4,447,676	5,779,687	—	5,779,687
Treasury stock	—	—	—	—	(138,022)	(138,022)	—	(138,022)
Retained earnings (accumulated deficit)	4,968,304	81,342	1,706,906	1,484,360	(7,461,724)	779,188	—	779,188
Accumulated other comprehensive income	22,776	—	—	—	—	22,776	—	22,776
Total Starwood Property Trust, Inc. Stockholders’ Equity	6,615,184	746,446	1,325,680	908,389	(3,148,900)	6,446,799	—	6,446,799
Non-controlling interests in consolidated subsidiaries	118	—	208,634	165,325	—	374,077	309	374,386
Total Permanent Equity	6,615,302	746,446	1,534,314	1,073,714	(3,148,900)	6,820,876	309	6,821,185
Total Liabilities and Equity	$20,157,143	$2,697,014	$2,679,930	$1,729,781	$258,015	$27,521,883	$52,480,975	$80,002,858